Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 2000
           Series 2000-09, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.501363
                                                     -------------------------
     Weighted average maturity                                         354.72
                                                     -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
          Principal Per      Prepayments Per  Interest Per
    Class  Certificate         Certificate     Certificate   Payout Rate
    -----  -----------         -----------     -----------   -----------
     PO   $   0.96570608     $   0.15394166  $  0.00000000   %0.00000000
     A1   $  19.79652408     $  19.01919026  $  6.38742016   %7.74999995
     A2   $   0.00000000     $   0.00000000  $  6.45833321   %7.74999985
     A3   $   0.63322027     $   0.60835628  $  6.45428051   %7.75000003
     A4   $  24.02378906     $  23.08046679  $  6.37227773   %7.75000001
     A5   $   0.00000000     $   0.00000000  $  6.45833351   %7.75000022
     A6   $   0.00000000     $   0.00000000  $  6.45833500   %7.75000200
     S    $   0.00000000     $   0.00000000  $  0.49045809   %0.59426994
     M    $   0.63321994     $   0.00000000  $  6.45428113   %7.75000077
     B1   $   0.63321900     $   0.00000000  $  6.45427880   %7.74999798
     B2   $   0.63322249     $   0.00000000  $  6.45428345   %7.75000356
     B3   $   0.63322453     $   0.00000000  $  6.45428289   %7.75000288
     B4   $   0.63322325     $   0.00000000  $  6.45428005   %7.74999952
     B5   $   0.63321764     $   0.00000000  $  6.45427941   %7.74999871
     R    $   0.00000000     $   0.00000000  $  0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       55,163.04
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  246,645,235.78
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                716
                                                                 --------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance        Cusip
-----         -------           -----------------        -------        -----
PO   $              996,025.19  $      995,062.38  $           998.06 GEC0009PO
A1   $           77,083,222.22  $   75,540,300.93  $           969.22 36157NJU9
A2   $           22,968,290.00  $   22,968,290.00  $         1,000.00 36157NJV7
A3   $           24,077,145.21  $   24,061,889.50  $           998.74 36157NJW5
A4   $           94,252,154.21  $   91,957,281.76  $           962.65 36157NJX3
A5   $           18,398,000.00  $   18,398,000.00  $         1,000.00 36157NJY1
A6   $            2,000,000.00  $    2,000,000.00  $         1,000.00 36157NJZ8
S    $          218,428,777.00  $  214,597,902.38  $           973.00 GEC00009S
M    $            4,671,066.89  $    4,668,107.22  $           998.74 36157NKB9
B1   $            2,272,572.98  $    2,271,133.04  $           998.74 36157NKC7
B2   $            1,262,207.42  $    1,261,407.66  $           998.74 36157NKD5
B3   $            1,010,365.56  $    1,009,725.37  $           998.74 36157NKE3
B4   $              756,524.95  $      756,045.61  $           998.74 36157NKF0
B5   $              758,472.90  $      757,992.32  $           998.74 36157NKG8
R    $                    0.00  $            0.00  $             0.00 36157NKA1

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             3        Principal Balance    $    1,483,937.71
                                --------                           -------------
        2.   60-89 days
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        3.   90 days or more
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        4.   In Foreclosure
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $           0.00
                                                                    -----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $           0.00
                                                                 --------------

        2.    Bankruptcy Loss Amount:                         $           0.00
                                                                 --------------

        3.    Fraud Loss Amount:                              $           0.00
                                                                 --------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------


G.
                                             Rounding Amount
          Opening         Reimbursement        (Withdrawl)          Closing
Class     Balance             Amount                                Balance
-----     -------             ------         ---------------        -------
A6      $      999.99  $            0.00  $              0.00   $        999.99